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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             CLIENTLOGIC CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                                  16-1556476
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

                               Two American Center
                              3102 West End Avenue
                                   Suite 1000
                           Nashville, Tennessee 37203
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                    (Address of Principal Executive Offices)

If this form relates to the registration of a class of      If this form relates to the registration of a class of securities
securities pursuant to Section 12(b)of the Exchange Act     pursuant to Section 12(g)of the Exchange Act and is
and is effective pursuant to General Instruction A.(c),     effective pursuant to General Instruction A.(d), please
please check the following box.   [X]                       check the following box.  [ ]

Securities Act registration statement file number to which this form relates:      333-95951
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                                                                                (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

              Title of Each Class                       Name of Each Exchange on Which
               to be Registered                         Each Class is to be Registered
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
Class A Common Stock, par value $0.01 per share                      NASDAQ
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

Securities to be registered pursuant to Section 12(g) of the Act:


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                                (Title of Class)


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                                (Title of Class)


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ITEM     1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED. The class of securities to be registered hereby is the Class A common stock, par value $0.01 per share ("Class A Common Stock"), of ClientLogic Corporation, a company established under the laws of the State of Delaware (the "Company").

         The description of the Class A Common Stock under the heading "Description of Capital Stock" in the prospectus contained in the Registration Statement on Form S-1 (Registration Statement No. 333-95951) filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, on March 27, 2000 (the "Registration Statement") is hereby incorporated by reference.

ITEM 2   EXHIBITS

1. Amended and Restated Certificate of Incorporation of the Company, incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

2. Amended and Restated Bylaws of the Company, incorporated herein by reference to Exhibit 3.2 to the Registration Statement.



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 20, 2000                        CLIENTLOGIC CORPORATION


                                             By: /s/ GENE S. MORPHIS
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                                                   Gene S. Morphis
                                                   Chief Financial Officer


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